THE PREFERRED INCOME OPPORTUNITY FUND

Dear Shareholder:

     The fiscal first quarter ended February 28, 1998 brought more of the same, which is good news in the case of the Preferred Income Opportunity Fund. Total return on net asset value was 3.4% for the quarter and 16.6% for the trailing twelve months. All sectors of the portfolio contributed to the good returns.

     During the course of the quarter, we reduced slightly the Fund's holdings of traditional preferred stocks (which are eligible for the Dividends Received Deduction available to corporate investors) and increased our holdings of the newer hybrid preferreds. Hybrids now account for approximately 27% of the portfolio, up from about 22% three months earlier. The shift was simply a reaction to the wide discrepancies in value that come and go within the preferred market.

--------------------------------------------------------------------------------
   We are asking shareholders to approve a new proposal that would require a "super-majority" vote to change the Fund's investment objective, its diversified status or its policy against investing for the purpose of gaining control of a company. This would make it more difficult for a single large shareholder to try to force on other shareholders a change in the basic nature of the Fund, which is occurring at our sister fund, Preferred Income Management Fund. Please use the enclosed card to vote today. The Annual Meeting is on April 17.
--------------------------------------------------------------------------------

     Hybrid preferreds have given us a demonstration of the old adage that "It is an ill wind that blows no one any good." Compared to traditional preferreds, hybrids were more sensitive to the psychological shock waves resulting from the financial crisis in Asia. We simply took advantage of the trading opportunities created by those market mood swings to increase the Fund's holdings of hybrids on attractive terms.

     "Creeping scarcity" marches on in traditional preferreds. We continue to see older traditional preferreds retired by their issuers, either by redemption or through tender offers at relatively high prices. At the same time, however, a few attractively priced new issues of traditional preferreds have also come to market. The latter may or may not be a sign of things to come.

     Hedging did not have a big impact on the results for the quarter. As things turned out, interest rates declined slightly, and the protection provided by our hedges was not needed. The cost of hedging was more than offset in other ways as shown by the returns discussed above.

                                           Sincerely yours,

                                           [ROBERT T. FLAHERTY SIGNATURE]

                                           Robert T. Flaherty
                                           Chairman of the Board

March 17, 1998

--------------------------------------------------------------------------------
Preferred Income Opportunity Fund Incorporated

SUMMARY OF INVESTMENTS
FEBRUARY 28, 1998 (UNAUDITED)
----------------------------------------------

                                                                           PERCENT
                                                               VALUE       OF TOTAL
                                                              (000'S)     NET ASSETS
                                                              --------    ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities..............................................  $ 22,103       10.0%
     Banking................................................    27,354       12.4
                                                              --------      -----
          Total Adjustable Rate.............................    49,457       22.4
                                                              --------      -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities..............................................    85,168       38.5
     Banking................................................    24,723       11.2
     Financial Services.....................................    21,244        9.6
     Industrial.............................................     9,132        4.1
     Insurance..............................................    13,966        6.3
                                                              --------      -----
          Total Fixed Rate..................................   154,233       69.7
                                                              --------      -----
TOTAL PREFERRED STOCKS AND SECURITIES.......................   203,690       92.1
COMMON STOCKS
     Utilities..............................................    10,302        4.7
REPURCHASE AGREEMENT........................................     3,274        1.5
PURCHASED PUT OPTIONS.......................................     1,384        0.6
                                                              --------      -----
TOTAL INVESTMENTS...........................................   218,650       98.9
OTHER ASSETS AND LIABILITIES (NET)..........................     2,424        1.1
                                                              --------      -----
          TOTAL NET ASSETS..................................  $221,074      100.0%
                                                              ========      =====


FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                             DIVIDEND
                                                 DIVIDEND    NET ASSET        NYSE         REINVESTMENT
                                                   PAID        VALUE      CLOSING PRICE      PRICE(1)
                                                 --------    ---------    -------------    ------------
December 31, 1997..............................  $0.3250      $13.46        $13.0000          $13.41
January 31, 1998...............................   0.0680       13.52         12.8750           12.95
February 28, 1998..............................   0.0680       13.52         12.8750           12.96

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                  Preferred Income Opportunity Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
                                ------------------------------------------------

OPERATIONS:
    Net investment income...................................      $  3,233,347
    Net realized gain on investments sold...................         3,322,891
    Net unrealized depreciation of investments during the
     period.................................................          (611,595)
                                                                  ------------
        Net increase in net assets from operations..........         5,944,643

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP*
     Shareholders...........................................          (928,223)
    Distributions paid from net realized capital gains to
     MMP* Shareholders......................................           (32,478)
    Dividends paid from net investment income to Common
     Stock Shareholders.....................................        (3,096,658)
    Distributions paid from net realized capital gains to
     Common Stock Shareholders..............................        (2,044,031)
                                                                  ------------
        Net decrease in net assets..........................          (156,747)

NET ASSETS:
    Beginning of period.....................................       221,230,471
                                                                  ------------
    End of period...........................................      $221,073,724
                                                                  ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period....................  $      13.53
                                                              ------------
    Net investment income...................................          0.29
    Net realized gain and unrealized appreciation on
     investments............................................          0.24
                                                              ------------
    Net increase in net asset value resulting from
     investment operations..................................          0.53

DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders.................         (0.08)
    Distributions paid from net realized capital gains to
     MMP* Shareholders......................................         (0.00)#
    Dividends paid from net investment income(2)............         (0.28)
    Distributions paid from net realized capital gains(3)...         (0.18)
    Change in accumulated undeclared dividends on MMP*
     shareholders...........................................          0.00#
                                                              ------------
    Total from distributions................................         (0.54)
                                                              ------------
    Net asset value, end of period..........................  $      13.52
                                                              ============
    Market value, end of period.............................  $     12.875
                                                              ============
    Net assets, end of period...............................  $221,073,724
                                                              ============
    Common shares outstanding, end of period................    11,151,287
                                                              ============

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK
  SHAREHOLDERS:
    Net investment income...................................          6.21%**
    Operating expenses......................................          1.46%**

SUPPLEMENTAL DATA:
    Portfolio turnover rate.................................            26%
------------------------------------------------------------
Ratio of operating expenses to Total Average Net Assets
  including MMP*............................................          1.00%**

(1) These tables summarize the three months ended February 28, 1998 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1997.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM) Stock.
**  Annualized.
#   Amount represents less than $0.01 per share.

DIRECTORS
  Martin Brody
  Donald F. Crumrine, CFA
  Robert T. Flaherty, CFA                                          [PREFERRED
  David Gale                                                         INCOME
  Morgan Gust                                                      OPPORTUNITY
  Robert F. Wulf, CFA                                                 FUND
                                                                      LOGO]
OFFICERS
  Robert T. Flaherty, CFA
    Chairman of the Board
    and President
  Donald F. Crumrine, CFA
    Vice President
    and Secretary
  Robert M. Ettinger, CFA
    Vice President
  Peter C. Stimes, CFA
    Vice President
    and Treasurer
  Carl D. Johns
    Assistant Treasurer

INVESTMENT ADVISER
  Flaherty & Crumrine Incorporated                                 Quarterly
  e-mail: flaherty@westworld.com                                     Report

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME OPPORTUNITY FUND?
  - If your shares are held in a Brokerage
     Account, contact your Broker.
  - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
    Agent & Shareholder Servicing Agent --
          First Data Investor Services Group, Inc.
               P.O. Box 1376
               Boston, MA 02104
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR
INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR
REPRESENTATION INTENDED FOR USE IN THE PURCHASE                February 28, 1998
OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES
MENTIONED IN THIS REPORT.